Exhibit 13.2

Certification by the Principal Financial Officer pursuant to

18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Galapagos NV (the “Company”) on Form 20-F for the fiscal year ended December 31, 2023 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Thad Huston, Chief Financial Officer and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2024

/s/ Thad Huston

Name: Thad Huston

Title: Chief Financial Officer & Chief Operating Officer

(Principal Financial Officer)